UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22399

Oppenheimer Currency Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2013

Item 1. Reports to Stockholders.

5	31	13

ANNUAL REPORT

Oppenheimer Currency Opportunities Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/13

	Class A Shares of the Fund		JPMorgan 3-Month Global Cash Index
	Without Sales Charge	With Sales Charge
1-Year	–1.28%	–3.51%	1.91%
Since Inception (6/30/10)	–0.83	–1.60	2.93

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -1.28% during the 12-month reporting period, lagging its benchmark, the JPMorgan 3-Month Global Cash Index, which returned 1.91%. We attribute these results to relatively strong results from the euro, which comprises nearly half of the benchmark, while the Fund maintains a more diversified portfolio of currencies.

MARKET OVERVIEW

Global economic sentiment was undermined at the start of the reporting period by a number of concerns, most notably a persistent debt crisis in Europe, economic slowdowns in China and other emerging markets, and high unemployment and struggling housing markets in the United States (“U.S.”). However, investors were soon encouraged by better macroeconomic news when the head of the European Central Bank (the “ECB”) stated a firm commitment to keeping the euro as a common currency for the European Union, and U.S. employment and housing market trends began to show signs of improvement. Investor optimism was boosted further during the fall of 2012, when central banks in the U.S. and Europe launched new quantitative easing programs designed to keep long-term interest rates low and promote greater economic stability. The Federal Reserve (the “Fed”) embarked on a new round of

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	3

open-ended quantitative easing involving monthly purchases of mortgage-backed securities issued by U.S. government agencies. In Europe, the ECB signaled its intention to purchase massive amounts of debt from troubled members of the European Union, conditionally on those members formally applying for help and signing a memorandum of understanding. In China, new government leadership was widely expected to adopt more stimulative monetary and fiscal policies. Even in Japan, which had been mired in economic weakness for years, a new government adopted economic policies designed to promote export activity and reflate the domestic economy by reducing the value of the yen against most other major currencies.

Concerns toward the end of 2012 surrounding automatic tax hikes and spending cuts scheduled in the U.S. for the start of 2013 subsided relatively quickly when legislation was enacted to avoid most of the tax increases. This set the stage for the economic recovery in the world’s more developed markets to gain a degree of traction over the opening months of 2013. However, the emerging markets struggled in light of disappointing macroeconomic developments in Brazil and India.

In mid-May, remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal that the Fed might curtail its open-ended quantitative easing program sooner than many analysts had expected. This development sparked heightened volatility in currency markets as investors sought to mitigate risks by redeploying capital away from the emerging markets and into Japan.

For the reporting period overall, the euro, Canadian dollar, Mexican peso, and Korean won fared relatively well compared to the U.S. dollar. On the other hand, the Japanese yen, Brazilian real, Russian ruble, and New Zealand dollar declined against the U.S. dollar.

FUND PERFORMANCE

The Fund’s lagging relative performance was mainly the result of an underweight position in the euro. Although the Fund participated in the euro’s gains, we did not believe it prudent to allocate nearly half of the Fund’s assets to the region’s common currency as the benchmark does. While the euro comprised approximately 10% of the Fund on average and was one of our larger exposures, we maintained a more diversified approach, including investments in emerging-market currencies that are not represented in the benchmark. Positions in the Brazilian real, Russian ruble, Australian dollar, and South African rand comprised smaller positions in the Fund, but detracted from performance particularly towards the end of the period in what was a volatile environment for emerging markets.

The Fund benefited from underweight exposure to the Japanese yen, which, as we expected, declined sharply during the nation’s largest round of monetary easing

4	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

and currency debasement in more than 40 years. The Fund also achieved strong relative results from overweight positions in other currencies, particularly the Canadian dollar and Mexican peso, which advanced chiefly due to their proximity to a recovering U.S. economy. In the emerging markets, relatively heavy exposure to the Korean won supported the Fund’s relative performance.

STRATEGY & OUTLOOK

We have been encouraged by generally improving fundamentals in the global economy, particularly in developed markets, as emerging markets continue to gradually decelerate towards lower and arguably more sustainable growth rates, particularly in China. The overall picture of global monetary stimulus is changing though, with the Fed and People’s Bank of China providing less accommodative rhetoric, in contrast with unprecedented easing from Japan. Consequently, we currently expect the U.S. dollar and euro to be resilient, particularly compared to currencies in emerging markets that depend heavily on exports of natural resources and other commodities. The United States will likely continue to rank among the world’s stronger economies, and Europe has achieved greater stability, including an improved balance-of-payments position and a marginally diminishing drag from fiscal austerity.

As of the reporting period’s end, we are optimistic regarding the prospects for the euro, the Mexican peso, and the New Zealand dollar. We are more cautious with regard to the Canadian dollar, Australian dollar, British pound, Chilean peso, Colombian peso, Russian ruble, and Japanese yen. In addition, the Fund has no exposure to gold. In our view, these are prudent strategies as the world navigates its way through turbulent economic times.

Alessio de Longis, CFA Portfolio Manager

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	5

Top Holdings and Allocations

TOP TEN HOLDINGS
Oppenheimer Institutional Money Market Fund, Cl. E	26.5%
United Mexican States Treasury Bills, 4.313%, 7/25/13	14.0
Japan Treasury Bills, 0.067%, 7/10/13	12.8
U.S. Treasury Bills, 0.036%, 8/8/13	6.2
Belgium (Kingdom of) Treasury Bills, 0.061%, 7/18/13	5.8
United Kingdom Treasury Bills, 0.337%, 7/15/13	3.3
Singapore (Republic of) Sr. Unsec. Nts., 2.25%, 7/1/13	3.3
Canada (Government of) Treasury Bills, 1.003%, 10/24/13	3.2
Korea (Republic of) Treasury Sr. Unsec. Bonds, Series 1312, 3%, 12/10/13	3.2
Australia (Commonwealth of) Sr. Unsec. Nts., Series 125, 6.25%, 6/15/14	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COUNTRIES
United States	33.4%
Mexico	14.4
Japan	13.3
Belgium	5.9
United Kingdom	3.4
Canada	3.4
Singapore	3.3
Australia	3.3
Korea, Republic of South	3.3
Italy	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

6	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Top Holdings and Allocations

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/13

	Inception Date	1-Year	Since Inception
Class A (OCOAX)	6/30/10	–1.28%	–0.83%
Class C (OCOCX)	6/30/10	–2.08%	–1.58%
Class I (OCOIX)	9/28/12	N/A	–4.92%
Class N (OCONX)	6/30/10	–1.57%	–1.08%
Class Y (OCOYX)	6/30/10	–1.28%	–0.69%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/13
	Inception Date	1-Year	Since Inception
Class A (OCOAX)	6/30/10	–3.51%	–1.60%
Class C (OCOCX)	6/30/10	–3.06%	–1.58%
Class I (OCOIX)	9/28/12	N/A	–4.92%
Class N (OCONX)	6/30/10	–2.56%	–1.08%
Class Y (OCOYX)	6/30/10	–1.28%	–0.69%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the JPMorgan 3-Month Global Cash Index. The J.P. Morgan 3-Month Global Cash Index (expressed in USD) is an equal-weighted aggregate of the cash indices of 13 countries. Each country’s cash index measures the total return of a notional, rolling, daily investment in a 3-month constant maturity deposit in such country’s currency. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

8	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Fund Expenses  Continued

Actual	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During 6 Months Ended May 31, 2013
Class A	$1,000.00	$958.40	$6.12
Class C	1,000.00	954.50	9.75
Class I	1,000.00	959.30	4.95
Class N	1,000.00	956.90	7.30
Class Y	1,000.00	957.20	4.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.70	6.31
Class C	1,000.00	1,015.01	10.05
Class I	1,000.00	1,019.90	5.10
Class N	1,000.00	1,017.50	7.52
Class Y	1,000.00	1,020.00	5.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	1.99
Class I	1.01
Class N	1.49
Class Y	0.99

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Consolidated “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	11

CONSOLIDATED STATEMENT OF INVESTMENTS    May 31, 2013

	Principal Amount		Value

U.S. Government Obligations—6.2%
U.S. Treasury Bills, 0.036%, 8/8/13 (Cost $3,064,799)	$3,065,000		$3,064,858
Foreign Government Obligations—64.2%
Australia—3.1%
Australia (Commonwealth of) Sr. Unsec. Nts., Series 125, 6.25%, 6/15/14	1,560,000	AUD	1,550,048
Belgium—5.8%
Belgium (Kingdom of) Treasury Bills, 0.061%, 7/18/13[1]	2,220,000	EUR	2,885,374
Canada—3.2%
Canada (Government of) Treasury Bills, 1.003%, 10/24/13[1]	1,660,000	CAD	1,594,737
Hungary—2.4%
Hungary (Republic of) Unsec. Nts., 7.50%, 10/24/13	274,000,000	HUF	1,216,241
Ireland—2.3%
Ireland (Republic of) Treasury Unsec. Nts., 4%, 1/15/14	855,000	EUR	1,136,444
Italy—2.6%
Italy (Republic of) Treasury Bills, 0.734%, 7/31/13[1]	990,000	EUR	1,286,043
Japan—12.8%
Japan Treasury Bills, 0.067%, 7/10/13[1]	640,000,000	JPY	6,370,509
Korea, Republic of South—3.2%
Korea (Republic of) Treasury Sr. Unsec. Bonds, Series 1312, 3%, 12/10/13	1,795,000,000	KRW	1,592,440
Malaysia—2.6%
Malaysia (Government of) Sr. Unsec. Bonds, Series 2/04, 5.094%, 4/30/14	3,855,000	MYR	1,268,626
Mexico—14.0%
United Mexican States Treasury Bills, 4.313%, 7/25/13[1]	89,380,000	MXN	6,952,730
Portugal—0.8%
Portugal (Republic of) Treasury Bills, 0.745%, 10/18/13[1]	315,000	EUR	408,139
Singapore—3.3%
Singapore (Republic of) Sr. Unsec. Nts., 2.25%, 7/1/13	2,050,000	SGD	1,624,195
Spain—2.3%
Spain (Kingdom of) Treasury Bills, 1.85%, 9/20/13[1]	870,000	EUR	1,128,683
Turkey—2.5%
Turkey (Republic of) Unsec. Nts., 2 yr., 10%, 12/4/13[2]	2,230,000	TRY	1,217,717
United Kingdom—3.3%
United Kingdom Treasury Bills, 0.337%, 7/15/13[1]	1,070,000	GBP	1,625,164
Total Foreign Government Obligations (Cost $32,677,841)			31,857,090

	Expiration Date	Strike Price	Contracts
Options Purchased—1.1%
Australian Dollar (AUD) Call[3]	8/19/13	1 AUD per 1.008 CAD	3,000,000	20,825
Australian Dollar (AUD) Put[3]	8/19/13	1 AUD per 0.968 USD	1,000,000	27,087
British Pound Sterling (GBP) Put[3]	11/21/13	1 GBP per 1.503 USD	1,500,000	41,867

12	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

	Expiration Date	Strike Price	Contracts	Value

Options Purchased Continued
Canadian Dollar (CAD) Put[3]	8/1/13	1 USD per 1.030 CAD	2,060,000	$32,510
Canadian Dollar (CAD) Put[3]	8/21/13	1 USD per 1.030 CAD	2,060,000	36,867
Euro (EUR) Call[3,4]	1/17/14	1 EUR per 1.290 USD	1,500,000	26,711
Euro (EUR) Call[3]	6/17/13	1 EUR per 1.344 USD	1,500,000	668
Euro (EUR) Call[3]	8/12/13	1 EUR per 1.295 USD	2,000,000	44,692
Euro (EUR) Call[3]	8/15/13	1 EUR per 1.288 USD	2,000,000	53,752
Euro (EUR) Call[3]	8/29/13	1 EUR per 1.320 USD	5,000,000	64,217
Japanese Yen (JPY) Put[3]	11/19/13	1 USD per 104.000 JPY	312,000,000	61,086
Japanese Yen (JPY) Put[3]	8/26/13	1 USD per 101.000 JPY	202,000,000	46,092
Mexican Nuevo Peso (MXN) Call[3]	8/26/13	1 USD per 12.440 MXN	24,800,000	20,579
Mexican Nuevo Peso (MXN) Call[3]	8/30/13	1 USD per 12.330 MXN	36,990,000	27,675
New Zealand Dollar (NZD) Call[3]	9/3/13	1 NZD per 0.823 USD	3,645,000	25,259
Offshore Chinese Renminbi (CNH) Call[3]	12/27/13	1 USD per 6.196 CNH	30,977,500	22,209
Russian Ruble (RUR) Put[3]	7/17/13	1 USD per 32.500 RUR	32,500,000	11,054
Total Options Purchased (Cost $658,516)				563,150
			Shares
Investment Company—26.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[5,6] (Cost $13,168,166)			13,168,166	13,168,166
Total Investments, at Value (Cost $49,569,322)			98.0%	48,653,264
Other Assets Net of Liabilities			2.0	977,914

Net Assets			100.0%	$49,631,178

Footnotes to Consolidated Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TRY	New Turkish Lira

1. Zero coupon bond reflects effective yield on the date of purchase.

2. Represents the current interest rate for a variable or increasing rate security.

3. Non-income producing security.

4. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.270 USD per 1 EUR.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	13

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares May 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	533,568	79,678,168	67,043,570	13,168,166

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$13,168,166	$11,361

6. Rate shown is the 7-day yield as of May 31, 2013.

Forward Currency Exchange Contracts as of May 31, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Canadian Dollar (CAD)	Sell	500	CAD	8/12/13	$481,413	$14,303	$—
Colombian Peso (COP)	Buy	3,041,000	COP	8/12/13	1,586,243	—	58,581
Colombian Peso (COP)	Sell	1,900,000	COP	8/21/13	990,185	1,030	—
Hungarian Forint (HUF)	Buy	83,700	HUF	8/12/13	364,003	—	12,842
Indian Rupee (INR)	Buy	91,000	INR	8/12/13	1,584,372	—	64,358
Malaysian Ringgit (MYR)	Buy	1,020	MYR	8/12/13	328,565	—	5,117
New Taiwan Dollar (TWD)	Buy	50,000	TWD	8/12/13	1,668,020	—	11,828
New Turkish Lira (TRY)	Sell	940	TRY	8/29/13	496,118	—	263
Serbian Dinar (RSD)	Buy	45,000	RSD	9/11/13	507,154	5,873	—
South African Rand (ZAR)	Sell	34,010	ZAR	8/5/13	3,347,648	115,425	—

						136,631	152,989
Barclays Bank plc:
Brazilian Real (BRR)	Buy	110	BRR	7/2/13	51,009	—	218
Chilean Peso (CLP)	Sell	237,000	CLP	8/12/13	467,794	7,156	—
Czech Koruna (CZK)	Sell	900	CZK	8/12/13	45,487	—	101
Mexican Nuevo Peso (MXN)	Buy	6,200	MXN	8/19/13	481,725	—	16,687
Russian Ruble (RUR)	Buy	52,100	RUR	8/12/13	1,609,111	—	603

						7,156	17,609
BNP Paribas
Chilean Peso (CLP)	Buy	748,000	CLP	8/12/13	1,476,414	—	7,713
Citibank NA:
Canadian Dollar (CAD)	Buy	1,700	CAD	8/12/13	1,636,805	—	51,251
Colombian Peso (COP)	Sell	921,000	COP	8/21/13	479,979	15,502	—
Czech Koruna (CZK)	Buy	32,700	CZK	8/12/13	1,652,685	339	—
Czech Koruna (CZK)	Sell	15,200	CZK	7/22/13	768,131	2,785	—
Euro (EUR)	Sell	4,010	EUR	8/12/13	5,214,289	31,993	—
Hong Kong Dollar (HKD)	Buy	20,570	HKD	6/20/13-8/12/13	2,650,517	—	735
Israeli Shekel (ILS)	Buy	6,000	ILS	8/12/13	1,623,969	—	20,406
Nigerian Naira (NGN)	Buy	218,000	NGN	1/17/14	1,299,037	28,033	—
Polish Zloty (PLZ)	Buy	2,450	PLZ	7/22/13	742,150	—	31,911
South African Rand (ZAR)	Buy	16,330	ZAR	8/12/13	1,605,827	56	142,243
Swiss Franc (CHF)	Buy	1,540	CHF	8/12/13	1,611,671	—	42,161

						78,708	288,707

14	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse International:
Japanese Yen (JPY)	Sell	478,000	JPY	8/12/13	$4,760,018	$119,315	$—
Mexican Nuevo Peso (MXN)	Sell	68,300	MXN	8/12/13	5,309,663	214,996	—
New Taiwan Dollar (TWD)	Sell	2,000	TWD	8/12/13	66,721	—	10
New Turkish Lira (TRY)	Buy	580	TRY	8/12/13	306,738	—	10,936
New Turkish Lira (TRY)	Sell	1,850	TRY	8/26/13	976,753	11,206	—
Polish Zloty (PLZ)	Buy	5,220	PLZ	8/12/13	1,579,224	—	68,169

						345,517	79,115
Deutsche Bank AG:
Czech Koruna (CZK)	Buy	15,200	CZK	7/22/13	768,131	9,243	—
Euro (EUR)	Sell	160	EUR	8/21/13	208,064	—	2,224
New Taiwan Dollar (TWD)	Sell	29,700	TWD	11/13/13	992,389	9,669	706
Polish Zloty (PLZ)	Sell	2,450	PLZ	7/22/13	742,150	4,528	—

						23,440	2,930
Goldman Sachs Bank USA:
Brazilian Real (BRR)	Buy	4,080	BRR	7/2/13	1,891,972	—	9,682
Canadian Dollar (CAD)	Sell	1,700	CAD	8/12/13	1,636,805	53,192	—
Chilean Peso (CLP)	Buy	16,000	CLP	8/12/13	31,581	—	742
Mexican Nuevo Peso (MXN)	Sell	12,300	MXN	8/19/13	955,681	24,257	—

						77,449	10,424
HSBC Bank USA NA
Uruguay Peso (UYU)	Buy	4,745	UYU	8/13/13	230,815	—	13,395
JPMorgan Chase Bank NA:
Brazilian Real (BRR)	Buy	3,310	BRR	7/2/13	1,534,909	—	29,770
Brazilian Real (BRR)	Sell	4,080	BRR	7/2/13	1,891,972	36,695	—
Chilean Peso (CLP)	Sell	967,000	CLP	8/12/13	1,908,679	70,727	—
Indonesia Rupiah (IDR)	Buy	16,111,000	IDR	8/12/13	1,593,765	—	45,198
New Taiwan Dollar (TWD)	Buy	29,700	TWD	11/13/13	992,389	—	258
New Turkish Lira (TRY)	Buy	1,850	TRY	8/26/13	976,753	—	17,270
Philippines Peso (PHP)	Buy	69,000	PHP	8/12/13	1,625,301	—	46,980
Russian Ruble (RUR)	Sell	15,800	RUR	7/31/13	488,927	3,875	—
Serbian Dinar (RSD)	Sell	45,000	RSD	9/11/13	507,154	746	—
Uruguay Peso (UYU)	Sell	4,745	UYU	8/13/13	230,815	—	307

						112,043	139,783
Morgan Stanley Capital Services, Inc.:
Mexican Nuevo Peso (MXN)	Buy	6,100	MXN	8/19/13	473,956	—	21,925
Peruvian New Sol (PEN)	Buy	4,300	PEN	8/12/13	1,557,273	—	100,718

						—	122,643
Nomura Global Financial Products, Inc.:
Euro (EUR)	Sell	1,500	EUR	6/11/13	1,949,743	—	1,751
Norwegian Krone (NOK)	Buy	9,575	NOK	8/12/13	1,627,021	—	8,210
Offshore Chinese Renminbi (CNH)	Buy	10,200	CNH	8/12/13	1,651,279	6,595	—
Thailand Baht (THB)	Buy	48,000	THB	8/13/13	1,578,999	—	84,607

						6,595	94,568

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	15

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Standard Chartered Bank
Nigerian Naira (NGN)	Sell	218,000	NGN	1/17/14	$1,299,037	$—	$14,795
State Street Bank
New Zealand Dollar (NZD)	Buy	1,955	NZD	8/12/13	1,545,891	—	91,207
The Royal Bank of Scotland plc:
Chilean Peso (CLP)	Buy	785,000	CLP	8/12/13	1,549,445	—	87,677
Euro (EUR)	Buy	1,500	EUR	6/11/13	1,949,743	4,422	5,576
South African Rand (ZAR)	Sell	19,160	ZAR	8/5/13	1,885,943	94,907	—
Swedish Krona (SEK)	Buy	10,750	SEK	8/12/13	1,620,377	—	24,628
Swiss Franc (CHF)	Sell	615	CHF	6/11/13	643,206	14,407	—

						113,736	117,881

Total unrealized appreciation and depreciation						$901,275	$1,153,759

Written Options as of March 31, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD)[1]	Put	1,000,000	1 AUD per 0.950USD	8/19/13	$13,348	$(17,744)	$ (4,396)
Australian Dollar (AUD)[2]	Call	3,000,000	1 AUD per 1.025CAD	8/19/13	12,224	(8,536)	3,688
British Pound Sterling (GBP)[3]	Call	1,500,000	1 GBP per 1.560USD	11/21/13	15,531	(22,341)	(6,810)
British Pound Sterling (GBP)	Call	1,500,000	1 GBP per 1.564CAD	8/20/13	34,865	(35,889)	(1,024)
British Pound Sterling (GBP)[4]	Put	1,500,000	1 GBP per 1.460USD	11/21/13	27,145	(24,173)	2,972
British Pound Sterling (GBP)	Put	1,500,000	1 GBP per 1.564CAD	8/20/13	31,525	(26,812)	4,713
Canadian Dollar (CAD)	Call	2,010,000	1 USD per 1.005CAD	8/1/13	7,600	(4,483)	3,117
Canadian Dollar (CAD)[5]	Put	2,092,000	1 USD per 1.046CAD	8/21/13	16,820	(16,863)	(43)
Canadian Dollar (CAD)	Put	2,120,000	1 USD per 1.060CAD	8/1/13	11,600	(11,772)	(172)
Euro (EUR)[6]	Call	2,000,000	1 EUR per 1.300USD	8/15/13	27,040	(36,250)	(9,210)
Euro (EUR)[7]	Call	2,000,000	1 EUR per 1.310USD	8/12/13	24,680	(27,616)	(2,936)
Euro (EUR)	Call	5,000,000	1 EUR per 1.360USD	8/29/13	20,876	(17,243)	3,633
Japanese Yen (JPY)[8]	Put	210,000,000	1 USD per 105.000JPY	8/26/13	21,200	(21,059)	141
Japanese Yen (JPY)	Put	324,000,000	1 USD per 108.000JPY	11/19/13	52,920	(33,372)	19,548

16	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Footnotes to Consolidated Statement of Investments Continued

Written Options Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen (JPY)[9]	Call	190,000,000	1 USD per 95.000JPY	8/26/13	$11,400	$(12,284)	$(884)
Mexican Nuevo Peso (MXN)	Call	24,000,000	1 USD per 12.000MXN	8/26/13	10,200	(6,624)	3,576
Offshore Chinese Renminbi (CNH)	Call	30,670,000	1 USD per 6.134CNH	12/27/13	18,300	(10,195)	8,105
Russian Ruble (RUR)[10]	Put	33,500,000	1 USD per 33.500RUR	7/17/13	6,150	(10,638)	(4,488)
South African Rand (ZAR)	Put	39,600,000	1 USD per 9.900ZAR	6/13/13	44,000	(86,333)	(42,333)
South African Rand (ZAR)	Put	39,600,000	1 USD per 9.900ZAR	6/13/13	18,160	(86,333)	(68,173)

					$425,584	$(516,560)	$ (90,976)

1. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 0.920 USD per 1AUD.

2. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.050 CAD per 1AUD.

3. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.580 USD per 1GBP.

4. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.420 USD per 1GBP.

5. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.085 CAD per 1USD.

6. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.340 USD per 1EUR.

7. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.350 USD per 1EUR.

8. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 108.000 JPY per 1USD.

9. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 93.000 JPY per 1USD.

10. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 34.500 RUR per 1USD.

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	17

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    May 31, 2013

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $36,401,156)	$35,485,098
Affiliated companies (cost $13,168,166)	13,168,166
48,653,264
Cash	2,041,849
Unrealized appreciation on foreign currency exchange contracts	901,275
Receivables and other assets:
Interest and dividends	210,564
Closed foreign currency contracts	141,575
Investments sold	124,316
Shares of beneficial interest sold	55,948
Expense waivers/reimbursements due from manager	350
Other	9,561
Total assets	52,138,702
Liabilities
Bank overdraft-foreign currencies (cost $37,726)	37,726
Appreciated options written, at value (premiums received $201,990)	152,497
Depreciated options written, at value (premiums received $223,594)	364,063
Unrealized depreciation on foreign currency exchange contracts	1,153,759
Payables and other liabilities:
Investments purchased	401,457
Closed foreign currency contracts	254,609
Shares of beneficial interest redeemed	50,727
Shareholder communications	12,317
Trustees’ compensation	8,647
Transfer and shareholder servicing agent fees	4,812
Distribution and service plan fees	4,012
Other	62,898
Total liabilities	2,507,524
Net Assets	$49,631,178
Composition of Net Assets
Par value of shares of beneficial interest	$3,579
Additional paid-in capital	51,543,884
Accumulated net investment loss	(535,807)
Accumulated net realized loss on investments and foreign currency transactions	(117,415)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,263,063)
Net Assets	$49,631,178

18	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $15,637,968 and 1,130,313 shares of beneficial interest outstanding)	$13.84
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$14.16
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,566,611 and 188,334 shares of beneficial interest outstanding)	$13.63
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $30,172,955 and 2,169,765 shares of beneficial interest outstanding)	$13.91
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $215,469 and 15,637 shares of beneficial interest outstanding)	$13.78
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,038,175 and 74,870 shares of beneficial interest outstanding)	$13.87

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	19

CONSOLIDATED STATEMENT OF OPERATIONS    For the Year Ended May 31, 2013

Investment Income
Interest (net of foreign withholding taxes of $11,644)	$418,665
Dividends from affiliated companies	11,361
Other income	113
Total investment income	430,139
Expenses
Management fees	238,770
Distribution and service plan fees:
Class A	18,713
Class C	30,756
Class N	1,132
Transfer and shareholder servicing agent fees:
Class A	29,263
Class C	12,217
Class I	425
Class N	717
Class Y	5,750
Shareholder communications:
Class A	24,979
Class C	13,535
Class I	29
Class N	696
Class Y	3,328
Legal, auditing and other professional fees	67,709
Custodian fees and expenses	51,865
Trustees’ compensation	24,682
Other	13,586
Total expenses	538,152
Less waivers and reimbursements of expenses	(131,221)
Net expenses	406,931
Net Investment Income	23,208

20	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(162,308)
Closing and expiration of option contracts written	145,168
Foreign currency transactions	(662,386)
Net realized loss	(679,526)
Net change in unrealized appreciation/depreciation on:
Investments	(87,033)
Translation of assets and liabilities denominated in foreign currencies	(462,288)
Option contracts written	(90,976)
Net change in unrealized appreciation/depreciation	(640,297)
Net Decrease in Net Assets Resulting from Operations	$(1,296,615)

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	21

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2013	Year Ended May 31, 2012[1]
Operations
Net investment income	$23,208	$14,123
Net realized loss	(679,526)	(2,081,674)
Net change in unrealized appreciation/depreciation	(640,297)	(899,694)
Net decrease in net assets resulting from operations	(1,296,615)	(2,967,245)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(422,652)
Class C	—	(71,072)
Class I	—	—
Class N	—	(6,469)
Class Y	—	(85,517)
	—	(585,710)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,812,248)	2,382,119
Class C	(954,360)	1,487,561
Class I	30,657,863	—
Class N	(30,991)	(39,894)
Class Y	(1,221,321)	1,277,073
	26,638,943	5,106,859
Net Assets
Total increase	25,342,328	1,553,904
Beginning of period	24,288,850	22,734,946
End of period (including accumulated net investment loss of $535,807 and $928,674, respectively)	$49,631,178	$24,288,850

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

22	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2013	Year Ended May 31, 2012[1]	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$14.03	$15.95	$15.00
Income (loss) from investment operations:
Net investment income (loss)[3]	.02	.02	(.01)
Net realized and unrealized gain (loss)	(.21)	(1.62)	1.49

Total from investment operations	(.19)	(1.60)	1.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.32)	(.53)
Net asset value, end of period	$13.84	$14.03	$15.95
Total Return, at Net Asset Value[4]	(1.28)%	(10.16)%	10.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,638	$17,644	$17,787
Average net assets (in thousands)	$17,273	$18,992	$13,239
Ratios to average net assets:[5]
Net investment income (loss)	0.12%	0.13%	(0.08)%
Total expenses[6]	1.60%	1.40%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.10%	1.10%
Portfolio turnover rate	27%	0%	0%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	1.62%
Year Ended May 31, 2012	1.41%
Period Ended May 31, 2011	1.46%

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	23

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended May 31, 2013	Year Ended May 31, 2012[1]	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$13.92	$15.86	$15.00
Income (loss) from investment operations:
Net investment loss[3]	(.09)	(.09)	(.11)
Net realized and unrealized gain (loss)	(.20)	(1.61)	1.47
Total from investment operations	(.29)	(1.70)	1.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.24)	(.50)
Net asset value, end of period	$13.63	$13.92	$15.86
Total Return, at Net Asset Value[4]	(2.08)%	(10.74)%	9.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,567	$3,558	$2,586
Average net assets (in thousands)	$3,081	$3,728	$1,074
Ratios to average net assets:[5]
Net investment loss	(0.61)%	(0.62)%	(0.80)%
Total expenses[6]	3.01%	2.61%	2.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.85%	1.85%
Portfolio turnover rate	27%	0%	0%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	3.03%
Year Ended May 31, 2012	2.62%
Period Ended May 31, 2011	2.74%

See accompanying Notes to Consolidated Financial Statements.

24	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class I	Period Ended May 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$14.63
Income (loss) from investment operations:
Net investment income[2]	.01
Net realized and unrealized loss	(.73)

Total from investment operations	(.72)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Net asset value, end of period	$13.91

Total Return, at Net Asset Value[3]	(4.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,173
Average net assets (in thousands)	$ 2,224
Ratios to average net assets:[4]
Net investment income	0.19%
Total expenses[5]	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%
Portfolio turnover rate	27%

1. For the period from September 28, 2012 (inception of offering) to May 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2013	1.08%

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	25

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class N	Year Ended May 31, 2013	Year Ended May 31, 2012[1]	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$14.01	$15.92	$15.00
Income (loss) from investment operations:
Net investment loss[3]	(.02)	(.03)	(.05)
Net realized and unrealized gain (loss)	(.21)	(1.60)	1.49
Total from investment operations	(.23)	(1.62)	1.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.29)	(.52)
Net asset value, end of period	$13.78	$14.01	$15.92
Total Return, at Net Asset Value[4]	(1.57)%	(10.32)%	9.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$215	$249	$334
Average net assets (in thousands)	$231	$332	$ 86
Ratios to average net assets:[5]
Net investment loss	(0.13)%	(0.13)%	(0.32)%
Total expenses[6]	2.27%	2.13%	2.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.35%	1.35%
Portfolio turnover rate	27%	0%	0%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	2.29%
Year Ended May 31, 2012	2.14%
Period Ended May 31, 2011	2.73%

See accompanying Notes to Consolidated Financial Statements.

26	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class Y	Year Ended May 31, 2013	Year Ended May 31, 2012[1]	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$14.06	$15.97	$15.00
Income (loss) from investment operations:
Net investment income[3]	.02	.06	.03
Net realized and unrealized gain (loss)	(.21)	(1.63)	1.47

Total from investment operations	(.19)	(1.57)	1.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.34)	(.53)
Net asset value, end of period	$13.87	$14.06	$15.97
Total Return, at Net Asset Value[4]	(1.28)%	(9.93)%	10.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 1,038	$2,838	$2,028
Average net assets (in thousands)	$12,696	$3,377	$ 845
Ratios to average net assets:[5]
Net investment income	0.15%	0.37%	0.20%
Total expenses[6]	1.15%	1.33%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.85%	0.85%
Portfolio turnover rate	27%	0%	0%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.34%
Period Ended May 31, 2011	1.49%

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Currency Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of May 31, 2013, approximately 79.7% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class I shares were first publicly offered on September 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to May 31, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the

28	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $2,084,539; other assets increased $7,864; payables and other liabilities increased $17,532 and investments at value, wholly-owned subsidiary decreased $2,074,871. For the year ended May 31, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $50,525; and net realized loss on investments includes $5,958 of losses realized by the Subsidiary. For the year ended May 31, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $33,673; net realized loss increased $111,456 and net change in unrealized depreciation decreased by $145,129. The changes to the Consolidated Financial Highlights were immaterial.

Investment in Oppenheimer Currency Opportunities Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Currency Opportunities Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended May 31, 2013, the Subsidiary has a deficit of $56,467 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At May 31, 2013, the Fund owned 10,000 shares with a market value of $2,018,388.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

30	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$—	$1,302,567

1. As of May 31, 2013, the Fund elected to defer $408,711 of late year ordinary losses.

2. During the fiscal year ended May 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended May 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$1,043,226	$369,659	$673,567

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 was as follows:

	Year Ended May 31, 2013	Year Ended May 31, 2012
Distributions paid from:
Ordinary income	$—	$585,710

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$49,569,323
Federal tax cost of other investments	8,777,055

Total federal tax cost	$58,346,378

Gross unrealized appreciation	$52,045
Gross unrealized depreciation	(1,354,612)

Net unrealized depreciation	$(1,302,567)

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection

32	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through

34	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$3,064,858	$—	$3,064,858
Foreign Government Obligations	—	31,857,090	—	31,857,090
Options Purchased	—	563,150	—	563,150
Investment Company	13,168,166	—	—	13,168,166

Total Investments, at Value	13,168,166	35,485,098	—	48,653,264
Other Financial Instruments:
Foreign currency exchange contracts	—	901,275	—	901,275

Total Assets	$13,168,166	$36,386,373	$—	$49,554,539

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,153,759)	$—	$(1,153,759)
Appreciated options written, at value	—	(152,497)	—	(152,497)
Depreciated options written, at value	—	(364,063)	—	(364,063)

Total Liabilities	$—	$(1,670,319)	$—	$(1,670,319)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2013[1]		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	166,935	$2,398,095	569,481	$8,822,587
Dividends and/or distributions reinvested	—	—	13,244	191,375
Redeemed	(294,312)	(4,210,343)	(440,497)	(6,631,843)

Net increase (decrease)	(127,377)	$(1,812,248)	142,228	$2,382,119

Class C
Sold	81,189	$1,156,921	198,441	$3,035,640
Dividends and/or distributions reinvested	—	—	4,867	70,040
Redeemed	(148,440)	(2,111,281)	(110,708)	(1,618,119)

Net increase (decrease)	(67,251)	$(954,360)	92,600	$1,487,561

36	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

	Year Ended May 31, 2013[1]		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class I
Sold	2,178,847	$30,786,413	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(9,082)	(128,550)	—	—

Net increase	2,169,765	$30,657,863	—	$—

Class N
Sold	3,369	$47,902	18,077	$281,659
Dividends and/or distributions reinvested	—	—	435	6,278
Redeemed	(5,517)	(78,893)	(21,737)	(327,831)

Net decrease	(2,148)	$(30,991)	(3,225)	$(39,894)

Class Y
Sold	2,106,458	$30,352,042	226,322	$3,542,541
Dividends and/or distributions reinvested	—	—	5,835	84,431
Redeemed	(2,233,364)	(31,573,363)	(157,367)	(2,349,899)

Net increase (decrease)	(126,906)	$(1,221,321)	74,790	$1,277,073

1. For the year ended May 31, 2013 for Class A, Class C, Class N and Class Y shares, and for the period from September 28, 2012 (inception of offering) to May 31, 2013 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$1,563,117	$730,682

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.62
Next $4 billion	0.60
Over $5 billion	0.55

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreements, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fees paid to the Sub-Adviser are paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its

38	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$55,917
Class N	6,128

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
May 31, 2013	$1,397	$13	$1,323	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the year ended May 31, 2013, this waiver reduced the Fund’s management fee by $13,322.

The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.10% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I, 1.35% for Class N shares and 0.85% for Class Y shares. During the year ended May 31, 2013, the Manager reimbursed the Fund $60,918, $30,356, $936, $1,802 and $14,418 for Class A, Class C, Class I, Class N and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended May 31, 2013, the Manager waived fees and/or reimbursed the Fund $8,040 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to August 1, 2012. Effective August 1, 2012, the

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Transfer Agent has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

During the year ended May 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class C	$1,429

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

40	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,585,015, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $321,664 as of May 31, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 31, 2013 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of May 31, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $656,029 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2013, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Consolidated Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Consolidated Statement of Investments.

42	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Valuations of derivative instruments as of May 31, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Closed foreign currency contracts	$141,575		Closed foreign currency contracts	$254,609
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	901,275		Unrealized depreciation on foreign currency exchange contracts	1,153,759
Foreign exchange contracts	Investments, at value	563,150	*	Appreciated options written, at value	152,497
Foreign exchange contracts				Depreciated options written, at value	364,063

Total		$1,606,000			$1,924,928

*Amounts relate to purchased options.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Foreign currency transactions	Total
Foreign exchange contracts	$(134,863)	$145,168	$(427,379)	$(417,074)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Total
Foreign exchange contracts	$(95,366)	$(90,976)	$(412,251)	$(598,593)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended May 31, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $41,893,327 and $27,509,706, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

44	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $52,061 and $70,684 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $49,994 and $61,325 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended May 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	—	$—	—	$—
Options written	15,505,568,000	947,194	30,579,890,000	898,991
Options closed or expired	(14,288,280,000)	(752,706)	(28,702,272,000)	(634,668)
Options exercised	(955,608,000)	(11,772)	(1,222,706,000)	(21,455)

Options outstanding as of May 31, 2013	261,680,000	$182,716	654,912,000	$242,868

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

46	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Currency Opportunities Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Currency Opportunities Fund and subsidiary, including the consolidated statement of investments, as of May 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the two-year period then ended and the period from June 30, 2010 (commencement of operations) to May 31, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Currency Opportunities Fund and subsidiary as of May 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and the period from June 30, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in note 1 to the consolidated financial statements, Oppenheimer Currency Opportunities Fund has elected to change its method of accounting for its investment in Oppenheimer Currency Opportunities Fund (Cayman) Ltd., a wholly-owned investment company.

KPMG LLP

Denver, Colorado

July 18, 2013

48	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended May 31, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	49

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS BIOS

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 2010) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	51

TRUSTEES AND OFFICERS BIOS    Continued

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

52	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999–March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	53

TRUSTEES AND OFFICERS BIOS    Continued

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. de Longis, Gabinet, and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alessio de Longis, Vice President (since 2010) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010). An Assistant Vice President and Senior Research Analyst of the Sub-Adviser (February 2004-June 2010) and has been a Research Analyst for all the Funds managed by the international investment team. A portfolio manager and officer in the OppenheimerFunds complex.

54	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	55

OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

56	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER CURRENCY OPPORTUNITIES FUND	57

PRIVACY POLICY    Continued

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

58	OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA1365.001.0513 July 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $31,700 in fiscal 2013 and $31,100 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $508,480 in fiscal 2013 and $432,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,225 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $307,163 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $815,643 in fiscal 2013 and $435,031 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013